UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2006
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Date of Report
(Date of Earliest Event Reported)

 IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

6531 NW 18TH COURT
PLANTATION, FL 33313
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 8.01 Other Events

Attached is Exhibit 99.1 and incorporated by reference is a copy of a press release of Imaging Diagnostic Systems, Inc. dated October 17, 2006, of a letter written to shareholders to inform them of progress made on key initiatives. This letter is being released for informational purposes prior to our annual meeting to be held on November 8th.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated October 17, 2006 - “Letter to Shareholders from Tim Hansen of Imaging Diagnostic Systems, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: October 17, 2006	By:	/s/ Allan L. Schwartz
Allan L. Schwartz
Executive Vice President &
Chief Financial Officer